Fourth Quarter and Year Ended 2013 Earnings Conference Call and Webcast February 27, 2014 Exhibit 99.2

Forward Looking Statements

This presentation includes “forward-looking statements.”  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,”
“could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “are likely” or other similar expressions are intended to identify forward-looking statements.  These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate, and any and all of our forward-looking statements in this presentation may turn out to be inaccurate.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the overall demand for hydrocarbon products, fuels and other refined products; our ability to produce products and fuels that meet our customers’
unique and precise specifications; the impact of fluctuations and rapid increases or decreases in crude oil, refined products, fuel, utility services and crack-
spread prices, including the impact of these factors on our liquidity; fluctuations in refinery capacity; accidents or other unscheduled shutdowns affecting our refineries, machinery, or equipment, or those of our suppliers or customers; changes in the cost or availability of transportation for feedstocks and refined products; the results of our hedging and other risk management activities; our ability to comply with covenants contained in our debt instruments;
labor relations; relationships with our partners and franchisees; successful integration and future performance of acquired assets, businesses or third-party product supply and processing relationships; our access to capital to fund expansions, acquisitions and our working capital needs and our ability to obtain debt or equity financing on satisfactory terms; environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves;
dependence on one principal supplier for our retail merchandise; maintenance of our credit ratings and ability to receive open credit lines from our suppliers; the effects of competition; continued creditworthiness of, and performance by, counterparties; the impact of current and future laws, rulings an governmental regulations, including guidance related to the Dodd-Frank Wall Street Reform and Consumer Protection Act; shortages or cost increases of power supplies, natural gas, materials or labor; weather interference with business operations; seasonal trends in the industries in which we operate;
fluctuations in the debt markets; potential product liability claims and other litigation; accidents or other unscheduled shutdowns or disruptions; and
changes in economic conditions, generally, and in the markets we serve, consumer behavior, and travel and tourism trends.  These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements.
Other unknown or unpredictable factors could have material adverse effects on our future results.  For additional information regarding known material factors that could cause our actual results to differ from our projected results, please refer to our Annual Report on Form 10-K, our Quarterly Reports on
Form 10-Q and other subsequent filings with the SEC.
The presentation also includes non-GAAP measures.  We believe that these non-GAAP financial measures provide useful information about our operating performance and should not be viewed in isolation or considered as alternatives to comparable GAAP measures.  Our non-GAAP financial measures may also differ from similarly names measures used by other companies.  See the disclosures included in our Annual Report on Form 10-K and our Quarterly
Reports on Form 10-Q for additional information on the non–GAAP measures used in this presentation and the Appendix to this presentation reconciliations to the most directly comparable GAAP measures.

Q4 and Full Year 2013 Financial Results;
Select Balance Sheet & Cash Flow Data

Consolidated Financial Results
1 See Appendix for reconciliation of Net Income to Adjusted EBITDA.
($ in millions)
Q4 2013 Q4 2012 Full Year 2013 Full Year 2012
Net Income $20.6  $84.5 $231.1 $197.6
Operating Income
31.9 144.2 238.7 571.0
Adjusted EBITDA 69.4 162.4 363.2 739.7
Q4 2013
Cash and Cash Equivalents $85.8
Total Debt (including capital leases) $283.4
Equity $401.1
Adjusted EBITDA (last twelve months) $363.2
Debt to LTM Adjusted EBITDA 0.8x
Cash Flow from Operations
$7.2
Cash Available for Distribution
$37.6
Distribution per Unit
$0.41
Balance Sheet & Cash Flows
1

Key Refining Performance Metrics
3
1
2
3
Gross Margin
($ per throughput barrel)
Group 3 Benchmark Crack Spread
Direct Operating Expenses
($ per throughput barrel)
Throughput
(millions of barrels)
2013 2012
$15.34
$18.89
$24.49
$29.62
Q4 Full Year
7.3
27.5
8.3
30.7
Q4 Full Year
$10.34
$4.91
$20.38
$13.40
$29.65
$21.36
$29.14
$21.11
Q4 3-2-1 Q4 6-3-2-1 FY 3-2-1 FY 6-3-2-1
$5.00  $5.23
$4.43  $4.44
Q4 Full Year
2
See Appendix for each of the components used in this calculation (revenue and cost of sales).
Typically, 80% of our products are comparable to a 3-2-1 crack spread, while 95% of our products are comparable to a 6-3-2-1 crack spread.
Direct operating expenses per barrel is calculated by dividing direct operating expenses by the total barrels of throughput for the respective periods presented.
1

Refinery Expansion Projects

2014 Delta to Historic Yields
(% of Input)
LPGs
0.9%
Gasoline
0.5%
Distillates 3.7%
Black Oil
(4.9) %
1 Prior to the Saint Paul Park discretionary projects, which were initiated in Q2 of 2013.
1
NTI has successfully completed the two previously announced discretionary projects at the Saint Paul Park Refinery, with the third one to be completed in Q1 2014:
1. Sweet crude tower expansion project:
Completed in Q2 13
Increased throughput on the #2 crude tower (sweet tower) by 8kbpd
Total cost was $40 million
2. Wet gas compressor project:
Completed in Q4 13
Decreases output of black oil by approximately 2kbpd and converts to gasoline, distillate and LPGs
Total cost was $5 million
3. Slurry stripper project:
Completed in Q1 14
Allows Fuel Oil to be saleable by itself, unblended
Total cost is $4 million
Net Yield Change:

Cash Available for Distribution Reconciliation
For the 3 months ending
12/31/13
Net income
$20.6
Adjustments:
Interest expense
7.9
Income tax benefit
(0.1)
Depreciation and amortization
10.3
EBITDA subtotal
$38.7
Minnesota Pipe Line proportionate  depreciation expense
0.8
Turnaround and related expenses
24.1
Equity-based compensation impacts
0.7
Change in fair value of outstanding derivatives
5.1
Formation and offering costs 1.6
Settlement gains on derivative activities (1.6)
Adjusted EBITDA $69.4
Cash interest expense (7.3)
Current tax position (1.1)
Minnesota Pipe Line proportionate depreciation expense (0.8)
Settlement gains on derivative activities 1.6
Capital expenditures¹
(14.2)
Cash reserve for turnaround and related expenses (5.0)
Cash reserve for discretionary capital expenditures (5.0)
Cash Available for Distribution $37.6
($ in millions)

1 Capital expenditures include maintenance, replacement, and regulatory capital projects.  Expansion capital projects are not included.

Q1 ‘14 Operating and Capex Guidance

` Q1 2014
Low High
Refinery Statistics:
Total throughput (bpd)
85,000 90,000
Total refined products sold (bpd)
85,000
90,000
Direct opex ex. Turnaround ($/throughput bbl)
$4.75 - $5.00
Retail Statistics:
Forecasted gallons (mm)
72
Retail fuel margin ($/gallon)
$0.19
Merchandise sales ($ in mm)
$80
Merchandise gross margin (%)
26.0%
Direct operating expense ($ in mm)
$28
Other Guidance ($ in mm):
Reserve for turnaround and related expenses
$5 - $10
Cash reserve for discretionary capital expenditures
$5 - $10
SG&A
$22
Depreciation & amortization
$10
Cash interest expense
$6
Current tax expense
$1
Q1 2014 Full Year 2014
Capital Program:
Maintenance and replacement capital
$2 $23
Waste Water Treatment (non recurring regulatory capital)
$8 $10
Discretionary capital
$1 $2
Total Planned Capital Expenditures
$11 $35
($ in mm)

APPENDIX

Adjusted EBITDA Reconciliation

2012 2013
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Net Income (Loss) $(193.6) $245.6  $61.1  $84.5 $119.4 $63.9 $27.2 $20.6
Adjustments:
Interest Expense
10.4 10.7 15.6 5.5 6.4 6.3 6.3 7.9
Income Tax Provision (Benefit)
- 0.1 7.7 2.0 (0.1) 3.0 1.4 (0.1)
Depreciation and Amortization 8.5 7.8 8.3 8.6 8.6 9.4 9.8 10.3
EBITDA Subtotal (174.7) $265.2 $92.7 $100.6 $134.3 $82.6 $44.7 $38.7
Minnesota Pipe Line Proportionate Depreciation
0.7 0.7 0.7 0.7 0.7 0.7 0.7 0.8
Turnaround and Related Expenses
3.5 11.5 2.1 9.0 9.7 27.3 12.2 24.1
Equity-based Compensation Impacts 0.4 0.5 0.5 (0.5) 5.3 0.4 0.7 0.7
Change in fair value of outstanding derivatives 88.4 (191.3) 70.3 (35.4) (11.2) (28.7) (6.8) 5.1
Contingent Consideration (Income) / Loss
65.7 0.1 38.5 - - - - -
Formation and Offering Costs
- 1.0 - 0.4 0.4 0.5 0.6 1.6
Loss on Early Extinguishment of Derivatives/Debt 44.6 92.2 - 50.0 - - - -
Settlement gains on derivative activities 52.9 67.4 44.7 37.6 17.4 3.1 (0.8) (1.6)
Adjusted EBITDA
$81.5 $246.3 $249.5 $162.4 $156.6 $85.9 $51.3 $69.4
($ in millions)

Refining Gross Product Margin Per Barrel of
Throughput Reconciliation

Q4 2013 Q4 2012 Full Year 2013 Full Year 2012
Refinery Revenue $1,180.9 $1,127.8
$4,536.0 $4,212.6
Refinery Costs of Sales 1,068.2 924.4
4,015.8 3,303.7
Refinery Gross Product Margin $112.7 $203.4 $520.2 $908.9
Total Refinery Throughput 7.3 8.3 27.5 30.7
Refinery Gross Product Margin Per
Barrel of Throughput
$15.34 $24.49 $18.89 $29.62
($ in millions, unless otherwise indicated)